UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

Deutsche International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Latin America Equity Fund

(formerly DWS Latin America Equity Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
14 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
26 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
39 Tax Information
40 Advisory Agreement Board Considerations and Fee Evaluation
45 Board Members and Officers
50 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Process
Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru. In choosing securities, we generally look for individual companies that have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. We also generally look for companies that we believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Finally, when conducting our analysis of regional themes, we seek to identify potential stocks that may benefit from significant social, economic, industrial and demographic changes.

Deutsche Latin America Equity Fund returned –3.16% during the 12-month period ended October 31, 2014, outperforming the –5.68% return of its benchmark, the Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index, as well as the –5.39% average return of the funds in its Morningstar peer group, Latin America Stock Funds. The fund has outpaced both its benchmark and peer group in the three-year interval ended October 31, 2014.

Stocks in Latin America generated weak performance during the past year, lagging both the developed and emerging world equity markets. Emerging markets in general were pressured by concerns about weaker commodity prices, slower global growth and the strength in the U.S. dollar. Brazil was particularly vulnerable to these issues, as reflected in gross domestic product growth that came in well below expectations and is expected to finish at 0% for the 2014 calendar year. This weakness fed through to corporate earnings and caused the Brazilian stocks in the MSCI Emerging Markets Latin America Index to return –13.18% during the 12-month period. Even in Mexico, where stocks performed relatively well, growth failed to meet expectations. The country is on track for economic expansion of about 2% in 2014, well below analysts’ estimate for 3.5% growth at the start of the year. Together, these factors caused the MSCI Emerging Markets Latin America Index to lag the returns of 8.67% and 0.64% for the developed-market MSCI World Index and the MSCI Emerging Markets Index, respectively.

Fund Performance

Using a bottom-up research process, we seek to identify individual companies that are poised to capitalize on the positive long-term changes that are unfolding in Latin America. We believe this stock-by-stock approach — rather than a passive, index-driven strategy — is essential to unearthing companies with the most attractive organic growth opportunities. This approach worked well in the past year. Although the fund lost ground on an absolute basis, our investment process helped it to outpace both the benchmark and the peer group.

One of the leading factors in the fund’s outperformance was our positioning within the consumer staples sector. We held an overweight position in this group, which performed relatively well due to its defensive qualities. In addition, we owned a number of consumer staples stocks that outperformed the broader sector. For instance, our position in the Brazilian food company BRF SA produced a strong return, as the company’s efforts to restructure its management team and focus on its higher-margin products fed through to its earnings results. Raia Drogasil SA, the operator of Brazil’s largest drugstore chain, also outperformed behind rising profit margins and its growing market share within a consolidating industry. In Mexico, Gruma SAB de CV — a maker of flour for tortillas — outperformed after its decision to streamline its operations translated to higher margins. The stock hit our price target, and we elected to sell it from the portfolio.

The fund’s underweight position in energy stocks, which lagged sharply due to the substantial decline in oil prices late in the period, was also a positive for performance. We added further value via stock selection, as our overweight in the Argentine company YPF SA and corresponding underweights in Petroleo Brasileiro SA ("Petrobras") and the Colombian oil producer Ecopetrol SA* worked well. The fund’s overweight position in utilities, together with our strong stock selection in the sector, also aided performance.

* Not held in the portfolio as of October 31, 2014.

The largest detractor from performance was our underweight position in the telecommunications services sector. This market segment outperformed during the past year, as its defensive qualities were in demand at a time of elevated market volatility. An underweight position in information technology, which also performed well due to the defensive earnings characteristics for companies in the sector, detracted from returns as well. Among individual stocks, many of the fund's largest detractors were materials stocks that underperformed the weak return of the broader sector. Foremost among these was our overweight position in Usinas Siderurgicas de Minas Gerais SA, a Brazil-based flat-steel producer whose primary customers are local manufacturers of automobiles and appliances. The weakness in the Brazilian economy — and in the auto sector in particular — weighed heavily on the stock, so the fund’s overweight position proved to be a headwind to performance.

Outlook and Positioning

We hold a cautiously optimistic view on the prospects for the Latin markets. In the near term, there is certainly the possibility of continued volatility stemming from fluctuations in commodity prices, the shifting U.S. interest-rate outlook and/or investors’ changing appetite for risk. At the same time, however, the region’s recent underperformance has created more attractive valuations — a positive development for those, like us, who focus on bottom-up stock selection. We are particularly encouraged by the growing differentiation in the trends driving the region’s individual markets, which provides greater latitude to add value through active management.

One way this has played out within the portfolio is our decision to overweight Brazil over Mexico. This represents a contrarian call: Most analysts prefer Mexico due to its stronger economic growth, lower commodity exposure and closer ties with the robust U.S. economy. Investors are also enthusiastic about the potential changes that could result from the country’s reform-minded government. However, we believe these considerations are already reflected in prices. Mexico outperformed Brazil by a wide margin in the past year, and this has caused it to move to a less attractive relative valuation. Mexico is also richly valued relative to its own history, as its price-to-earnings ratio closed October well above its long-term average. In contrast, valuations in Brazil are very compelling, and there is a potential for favorable news flow if President Dilma Rousseff pursues more market-friendly policies than investors currently anticipate. As of October 31, 2014, the fund held allocations of 61.7% and 7.3% in Brazil and Mexico, respectively, compared with weightings of 53.8% and 30.2% in the benchmark.

"We are particularly encouraged by the growing differentiation in the trends driving the region’s individual markets, which provides greater latitude to add value through active management."

Turning our attention to the region’s smaller markets, our position in Argentina — while modest at 6.7% of assets as of October 31, 2014 — nonetheless represents an overweight given that the benchmark holds a zero weighting in the country. Argentina’s market has suffered for years due to the government’s fiscal mismanagement, but we see the potential for positive change on this front. Argentine stocks have extremely low valuations, particularly in the banking sector. In our view, this could lead to outperformance if government policy surpasses investors’ low expectations. We also see potential longer-term opportunities in Colombia and Peru. Although Colombia is sensitive to fluctuations in commodity prices, it features strong economic growth, conservative fiscal management and sound infrastructure. Peru, for its part, has favorable demographics that should help support a long runway for above-average growth. We are less enthusiastic on Chile, where the more leftist policies of the country’s government represent an obstacle to economic growth. However, there may be a more compelling entry point in the future given the recent poor relative performance of the Chilean market.

We continue to employ a disciplined, bottom-up approach. The vast majority of our team is based in São Paulo, Brazil, which enables us to conduct on-the-ground research for the companies we hold in the portfolio. We use this research-based style to construct a concentrated portfolio of our "best ideas." We believe this approach will enable us to take advantage of the numerous individual-company opportunities throughout this dynamic region.

Ten Largest Equity Holdings at October 31, 2014 (50.9% of Net Assets)	Country	Percent
1. BRF SA Food processor	Brazil	8.4%
2. Companhia Brasileira de Distribuicao Operator in the food and non-food retail businesses	Brazil	7.6%
3. Lojas Americanas SA Operates a chain of retail stores	Brazil	7.0%
4. Fomento Economico Mexicano SAB de CV Produces, distributes and markets non-alcoholic beverages and owns and operates convenience stores	Mexico	5.1%
5. Itau Unibanco Holding SA Provider of banking services	Brazil	5.1%
6. Banco Bradesco SA Provider of banking services	Brazil	4.9%
7. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	3.6%
8. Grupo Financiero Galicia SA Financial services holding company	Argentina	3.1%
9. Banco do Brasil SA Offers retail and commercial banking services	Brazil	3.1%
10. BM&FBovespa SA Combines activities of Bovespa, the Brazilian Stock Exchange, and BM&F, the futures and commodities exchange	Brazil	3.0%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 50 for contact information.

Portfolio Management Team

Luiz Ribeiro, CFA, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2013.

— Senior Equities Portfolio Manager: São Paulo.

— Joined Deutsche Asset & Wealth Management in 2012 with 18 years of industry experience. Prior to joining Deutsche Asset & Wealth Management, Luiz served as the Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, Luiz worked as an Investment Officer at IFC — World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

— BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC); CFA Charterholder.

Danilo Pereira, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Portfolio Manager and Equities Analyst: São Paulo.

— Joined Deutsche Asset & Wealth Management in 2012 with 12 years of industry experience. Prior to joining Deutsche Asset & Wealth Management, Danilo was the Deputy Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co-manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. Danilo began his investment career as a Latin American Analyst at ABN Amro Asset Management.

— BA in Business from Fundacao Getulio Vargas.

Marcelo Pinheiro, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Equities Analyst: São Paulo.

— Joined Deutsche Asset & Wealth Management in 2013 with six years of industry experience. Prior to joining Deutsche Asset & Wealth Management, Marcelo served as a senior credit analyst at Itaú BBA. Previously, he was a senior analyst for Latin America financial planning at GE. Before that, Marcelo worked as an analyst for equities and credits and as a junior portfolio manager at Bradesco Asset Management.

— BA in Economics from University of São Paulo.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged, free float-adjusted market-capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into U.S. dollars using the London close foreign exchange rates.

The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 24 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morningstar Latin America Stock Funds category consists of funds with at least 75% of stocks invested in Latin America.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Valuation refers to the price that investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	–3.16%	–0.30%	10.68%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–8.73%	–1.47%	10.03%
MSCI EM Latin America Index†	–5.68%	–0.52%	12.70%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	–3.77%	–1.04%	9.80%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–6.47%	–1.16%	9.80%
MSCI EM Latin America Index†	–5.68%	–0.52%	12.70%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	–3.88%	–1.06%	9.81%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–3.88%	–1.06%	9.81%
MSCI EM Latin America Index†	–5.68%	–0.52%	12.70%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	–2.91%	–0.02%	10.98%
MSCI EM Latin America Index†	–5.68%	–0.52%	12.70%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.84%, 2.71%, 2.63% and 1.51% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class B	Class C	Class S
Net Asset Value
10/31/14	$28.00	$26.71	$26.67	$27.95
10/31/13	$31.05	$29.72	$29.70	$31.00
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.25	$.07	$.07	$.32
Capital Gain Distributions, Twelve Months	$1.81	$1.81	$1.81	$1.81

Investment Portfolio as of October 31, 2014
	Shares	Value ($)

Equity Securities 99.7%
Argentina 6.7%
BBVA Banco Frances SA (ADR)	82,419	1,089,579
Globant SA*	45,455	588,188
Grupo Clarin SA "B", (GDR) (REG S)	501,000	4,158,300
Grupo Financiero Galicia SA (ADR) (a)	861,693	12,666,887
YPF SA (ADR) (a)	235,644	8,287,600
(Cost $20,082,425)		26,790,554
Brazil 61.7%
Ambev SA	37,750	249,849
B2W Cia Digital*	508,527	6,624,663
Banco Bradesco SA (ADR)	545	8,164
Banco Bradesco SA (Preferred)	1,315,300	19,809,918
Banco do Brasil SA	1,109,100	12,411,858
BB Seguridade Participacoes SA	395,685	5,279,207
BM&FBovespa SA	2,760,000	12,140,926
BR Malls Participacoes SA	530,000	4,256,427
Brasil Pharma SA*	2,837,503	4,156,800
Braskem SA "A" (Preferred)	52	380
BRF SA	1,134,000	29,513,564
BRF SA (ADR)	165,000	4,298,250
CCR SA	1,150,000	8,562,694
Centrais Eletricas Brasileiras SA	1,008,400	2,531,276
Companhia Brasileira de Distribuicao (ADR) (Preferred)	105,000	4,389,000
Companhia Brasileira de Distribuicao (Preferred)	621,984	26,080,204
Companhia Energetica de Minas Gerais (Preferred)	790,000	4,536,785
Companhia Energetica de Sao Paulo "B" (Preferred)	385,000	3,795,775
CPFL Energia SA	616,096	4,624,636
EDP - Energias do Brasil SA	935,000	3,648,836
Hypermarcas SA*	590,000	4,121,595
Itau Unibanco Holding SA (Preferred)	1,375,000	20,392,772
Lojas Americanas SA (Preferred)	4,753,009	28,043,500
Multiplan Empreendimentos Imobiliarios SA	217,465	4,497,793
Petroleo Brasileiro SA	1,173,304	6,936,883
Petroleo Brasileiro SA (Preferred)	1,201,000	7,405,981
Raia Drogasil SA	885,059	8,033,002
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)*	5,127,000	11,793,817
(Cost $251,320,542)		248,144,555
Chile 7.5%
Banco de Chile	20,272,475	2,501,917
Cencosud SA	2,185,574	6,480,847
Corpbanca SA	475,597,745	6,395,704
Corpbanca SA (ADR) (a)	125,120	2,527,424
Empresa Nacional de Electricidad SA (ADR) (a)	153,000	7,142,040
Enersis SA (ADR)	330,000	5,210,700
(Cost $29,486,285)		30,258,632
Colombia 5.0%
Almacenes Exito SA	285,500	4,026,833
Grupo Aval Acciones y Valores (ADR)	550,000	7,414,000
Grupo de Inversiones Suramericana SA	409,200	8,508,178
(Cost $20,119,576)		19,949,011
Mexico 7.3%
Corporativo Fragua SAB de CV	276,000	4,980,451
Fomento Economico Mexicano SAB de CV (ADR)	213,000	20,499,120
Grupo Herdez SAB de CV	1,459,090	3,748,966
(Cost $30,167,484)		29,228,537
Peru 5.1%
Credicorp Ltd.	41,375	6,661,375
Grana y Montero SAA (ADR)	246,924	3,387,797
Inretail Peru Corp.*	575,500	10,531,650
(Cost $22,385,197)		20,580,822
Puerto Rico 1.2%
Popular, Inc.* (Cost $4,284,738)	147,500	4,702,300
Spain 4.0%
Banco Bilbao Vizcaya Argentaria SA	635,000	7,100,070
Mapfre SA	1,430,000	4,907,573
Prosegur Cia de Seguridad SA	729,468	4,282,693
(Cost $18,326,039)		16,290,336
United States 1.2%
First Cash Financial Services, Inc.* (b) (Cost $4,389,595)	82,985	4,902,754
Total Equity Securities (Cost $400,561,880)		400,847,501

	Units	Value ($)

Other Investments 0.0%
Brazil
TOTVS SA (Debenture Unit), 3.5%, 8/19/2019 (c) (Cost $478,354)	43,800	140,084

	Shares	Value ($)

Securities Lending Collateral 5.2%
Daily Assets Fund Institutional, 0.08% (d) (e) (Cost $20,844,275)	20,844,275	20,844,275

Cash Equivalents 0.6%
Central Cash Management Fund, 0.06% (d) (Cost $2,341,778)	2,341,778	2,341,778

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $424,226,287)†	105.5	424,173,638
Other Assets and Liabilities, Net	(5.5)	(22,207,462)
Net Assets	100.0	401,966,176

* Non-income producing security.

† The cost for federal income tax purposes was $432,137,825. At October 31, 2014, net unrealized depreciation for all securities based on tax cost was $7,964,187. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,818,854 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $36,783,041.

(a) All or a portion of these securities were on loan amounting to $20,524,362. In addition, "Other Assets and Liabilities, Net" are pending sales amounting to $690,124 that are also on loan (see Notes to Financial Statements). The value of securities loaned at October 31, 2014 amounted to $21,214,486, which is 5.3% of net assets.

(b) Security is listed in country of domicile. Significant business activities of company are in Latin America.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
TOTVS SA (Debenture Unit)	September 2008	478,354	140,084	.03

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirement of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity Securities
Argentina	$26,790,554	$—	$—	$26,790,554
Brazil	248,144,555	—	—	248,144,555
Chile	30,258,632	—	—	30,258,632
Colombia	19,949,011	—	—	19,949,011
Mexico	29,228,537	—	—	29,228,537
Peru	20,580,822	—	—	20,580,822
Puerto Rico	4,702,300	—	—	4,702,300
Spain	—	16,290,336	—	16,290,336
United States	4,902,754	—	—	4,902,754
Other Investments	—	—	140,084	140,084
Short-Term Investments (f)	23,186,053	—	—	23,186,053
Total	$407,743,218	$16,290,336	$140,084	$424,173,638

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $401,040,234) — including $20,524,362 of securities loaned	$400,987,585
Investment in Daily Assets Fund Institutional (cost $20,844,275)*	20,844,275
Investment in Central Cash Management Fund (cost $2,341,778)	2,341,778
Total investments in securities, at value (cost $424,226,287)	424,173,638
Foreign currency, at value (cost $3,206,863)	3,036,834
Receivable for investments sold	9,334,903
Receivable for Fund shares sold	18,962
Dividends receivable	799,258
Interest receivable	33,765
Foreign taxes recoverable	11,529
Other assets	13,045
Total assets	437,421,934
Liabilities
Cash overdraft	6,441,248
Payable upon return of securities loaned	20,844,275
Payable for investments purchased	7,108,738
Payable for Fund shares redeemed	310,197
Accrued management fee	381,139
Accrued Directors' fees	4,735
Other accrued expenses and payables	365,426
Total liabilities	35,455,758
Net assets, at value	$401,966,176
Net Assets Consist of
Undistributed net investment income	5,063,376
Net unrealized appreciation (depreciation) on: Investments	(52,649)
Foreign currency	(187,631)
Accumulated net realized gain (loss)	12,676,329
Paid-in capital	384,466,751
Net assets, at value	$401,966,176

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($21,515,090 ÷ 768,388 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$28.00
Maximum offering price per share (100 ÷ 94.25 of $28.00)	$29.71
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($187,922 ÷ 7,035 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$26.71
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,288,064 ÷ 123,275 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$26.67
Class S Net Asset Value, offering and redemption price(a) per share ($376,975,100 ÷ 13,487,918 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$27.95

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,091,038)	$13,433,317
Interest	21,856
Income distributions — Central Cash Management Fund	792
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	167,637
Total income	13,623,602
Expenses: Management fee	4,969,477
Administration fee	429,455
Services to shareholders	592,570
Distribution and service fees	82,442
Custodian fee	321,405
Professional fees	100,723
Reports to shareholders	54,533
Registration fees	54,376
Directors' fees and expenses	18,795
Other	42,659
Total expenses before expense reductions	6,666,435
Expense reductions	(1,046,674)
Total expenses after expense reductions	5,619,761
Net investment income (loss)	8,003,841
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $734)	15,646,223
Foreign currency	(156,702)
15,489,521
Change in net unrealized appreciation (depreciation) on: Investments	(39,007,102)
Foreign currency	(176,339)
(39,183,441)
Net gain (loss)	(23,693,920)
Net increase (decrease) in net assets resulting from operations	$(15,690,079)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$8,003,841	$4,414,823
Net realized gain (loss)	15,489,521	29,562,606
Change in net unrealized appreciation (depreciation)	(39,183,441)	(33,769,399)
Net increase (decrease) in net assets resulting from operations	(15,690,079)	208,030
Distributions to shareholders from: Net investment income: Class A	(138,093)	(274,392)
Class B	(1,495)	(3,397)
Class C	(9,645)	(13,711)
Class S	(4,529,954)	(6,653,881)
Net realized gains: Class A	(982,363)	(5,837,624)
Class B	(36,510)	(289,730)
Class C	(233,498)	(1,170,373)
Class S	(25,128,075)	(113,442,478)
Total distributions	(31,059,633)	(127,685,586)
Fund share transactions: Proceeds from shares sold	45,798,441	22,487,054
Reinvestment of distributions	29,479,102	121,006,875
Payments for shares redeemed	(93,161,687)	(101,723,121)
Redemption fees	11,210	568
Net increase (decrease) in net assets from Fund share transactions	(17,872,934)	41,771,376
Increase (decrease) in net assets	(64,622,646)	(85,706,180)
Net assets at beginning of period	466,588,822	552,295,002
Net assets at end of period (including undistributed net investment income of $5,063,376 and $1,864,315, respectively)	$401,966,176	$466,588,822

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$31.05		$40.27		$43.85		$54.97	$47.75
Income (loss) from investment operations: Net investment income (loss)a	.43		.21		.41		.69	.42
Net realized and unrealized gain (loss)	(1.42)		(.00	)d*	(.14)		(8.07)	8.09
Total from investment operations	(.99)		.21		.27		(7.38)	8.51
Less distributions from: Net investment income	(.25)		(.42)		(.02)		(1.38)	(1.29)
Net realized gains	(1.81)		(9.01)		(3.83)		(2.36)	—
Total distributions	(2.06)		(9.43)		(3.85)		(3.74)	(1.29)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$28.00		$31.05		$40.27		$43.85	$54.97
Total Return (%)b	(3.16	)c	(.49	)c	1.19	c	(14.44)	18.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		20		25		35	58
Ratio of expenses before expense reductions (%)	1.84		1.84		1.79		1.73	1.76
Ratio of expenses after expense reductions (%)	1.54		1.60		1.70		1.73	1.76
Ratio of net investment income (%)	1.48		.65		1.00		1.38	.84
Portfolio turnover rate (%)	195		156		163		35	37
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$29.72		$38.86		$42.72		$53.60		$46.52
Income (loss) from investment operations: Net investment income (loss)a	.37		(.02)		.11		.28		.05
Net realized and unrealized gain (loss)	(1.50)		(.00	)d*	(.14)		(7.89)		7.85
Total from investment operations	(1.13)		(.02)		(.03)		(7.61)		7.90
Less distributions from: Net investment income	(.07)		(.11)		—		(.91)		(.82)
Net realized gains	(1.81)		(9.01)		(3.83)		(2.36)		—
Total distributions	(1.88)		(9.12)		(3.83)		(3.27)		(.82)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$26.71		$29.72		$38.86		$42.72		$53.60
Total Return (%)b	(3.77	)c	(1.25	)c	.45	c	(15.12	)c	17.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		1		1		3		6
Ratio of expenses before expense reductions (%)	2.72		2.71		2.58		2.53		2.55
Ratio of expenses after expense reductions (%)	2.24		2.35		2.46		2.52		2.55
Ratio of net investment income (loss) (%)	1.34		(.05)		.29		.58		.05
Portfolio turnover rate (%)	195		156		163		35		37
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$29.70		$38.85		$42.71		$53.58		$46.46
Income (loss) from investment operations: Net investment income (loss)a	.25		(.03)		.09		.28		.05
Net realized and unrealized gain (loss)	(1.40)		(.00	)d*	(.12)		(7.88)		7.84
Total from investment operations	(1.15)		(.03)		(.03)		(7.60)		7.89
Less distributions from: Net investment income	(.07)		(.11)		—		(.91)		(.77)
Net realized gains	(1.81)		(9.01)		(3.83)		(2.36)		—
Total distributions	(1.88)		(9.12)		(3.83)		(3.27)		(.77)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$26.67		$29.70		$38.85		$42.71		$53.58
Total Return (%)b	(3.88	)c	(1.24	)c	.45	c	(15.12	)c	17.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4		5		7		11
Ratio of expenses before expense reductions (%)	2.57		2.63		2.55		2.53		2.56
Ratio of expenses after expense reductions (%)	2.29		2.35		2.45		2.53		2.56
Ratio of net investment income (loss) (%)	.92		(.09)		.24		.57		.04
Portfolio turnover rate (%)	195		156		163		35		37
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$31.00		$40.24		$43.86		$55.00	$47.89
Income (loss) from investment operations: Net investment income (loss)a	.55		.29		.49		.84	.58
Net realized and unrealized gain (loss)	(1.47)		.01	c	(.12)		(8.08)	8.12
Total from investment operations	(.92)		.30		.37		(7.24)	8.70
Less distributions from: Net investment income	(.32)		(.53)		(.16)		(1.54)	(1.59)
Net realized gains	(1.81)		(9.01)		(3.83)		(2.36)	—
Total distributions	(2.13)		(9.54)		(3.99)		(3.90)	(1.59)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$27.95		$31.00		$40.24		$43.86	$55.00
Total Return (%)	(2.91	)b	(.23	)b	1.45	b	(14.19)	18.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	377		442		521		565	738
Ratio of expenses before expense reductions (%)	1.53		1.51		1.48		1.42	1.43
Ratio of expenses after expense reductions (%)	1.29		1.35		1.47		1.42	1.43
Ratio of net investment income (%)	1.89		.90		1.21		1.71	1.16
Portfolio turnover rate (%)	195		156		163		35	37
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Latin America Equity Fund (formerly DWS Latin America Equity Fund) (the "Fund") is a non-diversified series of Deutsche International Fund, Inc. (formerly DWS International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares, which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. Due to increased market values of securities on loan on October 31, 2014, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$9,890,705
Undistributed long-term capital gains	$15,760,535
Net unrealized appreciation (depreciation) on investments	$(7,964,187)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$4,647,344	$6,945,381
Distributions from long-term capital gains	$26,412,289	$120,740,205

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $828,408,454 and $868,231,523, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $400 million of the Fund's average daily net assets	1.165%
Next $400 million of such net assets	1.065%
Over $800 million of such net assets	.965%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.16% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.52%
Class B	2.27%
Class C	2.27%
Class S	1.27%

Effective October 1, 2014 through January 31, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.72%
Class B	2.47%
Class C	2.47%
Class S	1.47%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$56,829
Class B	1,838
Class C	10,171
Class S	977,836
$1,046,674

Administration Fee. Pursuant to the Administrative Services Agreement, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $429,455, of which $34,198 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$15,090	$3,589
Class B	822	164
Class C	1,990	460
Class S	272,688	65,344
	$290,590	$69,557

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$2,857	$133
Class C	27,142	2,095
	$29,999	$2,228

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$42,518	$10,466	.22%
Class B	906	143	.24%
Class C	9,019	1,507	.25%
	$52,443	$12,116

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $2,708.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and Class C shares aggregated $1,372 and $1,537, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $20,935, of which $7,523 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Effective July 15, 2014, Deutsche Bank AG serves as lending agent for the Fund. For the period from July 15, 2014 through October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $5,873.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund has no outstanding loans at October 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	707,867	$21,416,858	224,720	$7,684,726
Class B	351	10,261	901	28,661
Class C	25,890	691,219	26,029	834,391
Class S	764,849	23,680,103	422,629	13,939,276
		$45,798,441		$22,487,054
Shares issued to shareholders in reinvestment of distributions
Class A	39,119	$1,089,001	177,302	$5,760,550
Class B	1,384	36,956	9,055	283,322
Class C	7,851	209,544	34,674	1,084,248
Class S	1,015,003	28,143,601	3,519,120	113,878,755
		$29,479,102		$121,006,875
Shares redeemed
Class A	(632,456)	$(18,872,547)	(365,874)	$(12,045,444)
Class B	(15,583)	(418,956)	(25,017)	(787,897)
Class C	(46,747)	(1,281,481)	(65,056)	(2,079,890)
Class S	(2,537,120)	(72,588,703)	(2,633,281)	(86,809,890)
		$(93,161,687)		$(101,723,121)
Redemption fees		$11,210		$568
Net increase (decrease)
Class A	114,530	$3,635,208	36,148	$1,400,251
Class B	(13,848)	(371,739)	(15,061)	(475,914)
Class C	(13,006)	(380,600)	(4,353)	(161,251)
Class S	(757,268)	(20,755,803)	1,308,468	41,008,290
		$(17,872,934)		$41,771,376

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and the Shareholders of Deutsche Latin America Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Latin America Equity Fund (formerly DWS Latin America Equity Fund) (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$962.50	$959.80	$959.00	$963.80
Expenses Paid per $1,000*	$7.72	$10.77	$11.36	$6.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,017.34	$1,014.22	$1,013.61	$1,018.65
Expenses Paid per $1,000*	$7.93	$11.07	$11.67	$6.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Deutsche Latin America Equity Fund	1.56%	2.18%	2.30%	1.30%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,337,000 as capital gain dividends for its year ended October 31, 2014.

The Fund paid foreign taxes of $938,399 and earned $8,081,063 of foreign source income during the year ended October 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.56 per share as income earned from foreign sources for the year ended October 31, 2014.

The Fund paid distributions of $1.81 per share from net long-term capital gains during its year ended October 31, 2014.

For federal income tax purposes, the Fund designates $15,977,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Latin America Equity Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to Deutsche Europe funds and that such differences made comparison difficult.

The Board noted that, in connection with the 2010 contract renewal process, DIMA agreed to implement new contractual management fee breakpoints.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
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Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLAFX
CUSIP Number	25156G 756	25156G 764	25156G 772	25156G 798
Fund Number	474	674	774	2074

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DLAEF-2
(R-024067-5 12/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE LATIN AMERICA FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$66,270	$0	$0	$0
2013	$63,253	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Latin America Equity Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014